Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1829

                   Emerging Markets Dividend Portfolio 2017-4

                          Supplement to the Prospectus

On December 31, 2017, the merger of the two companies, Grupo Financiero Santander Mexico S.A.B. de C.V. ("Grupo Financiero") and Banco Santander (Mexico), S.A. Institucion de Banca Multiple, Grupo Financiero Santander Mexico ("Banco Santander Mexico"), was completed. Banco Santander Mexico is the surviving entity of the merger.

Prior to the open of business on January 29, 2018, each share of common stock of Grupo Financiero was exchanged for one share of Banco Santander Mexico. The ticker, BSMX, will remain the same.

Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase shares of Banco Santander Mexico.


Supplement Dated: January 29, 2018